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                                                   SECURITIES AND EXCHANGE COMMISSION

                                                           Washington, D.C. 20549


                                                                  FORM 8-K

                                           Current Report Pursuant to Section 13 or 15(d) of
                                                  the Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported): June 15, 2006

                                                               Youbet.com, Inc.

                                             ----------------------------------------------

                                          (Exact name of registrant as specified in its charter)


    Delaware                                                      0-26015                                         95-4627253
-----------------                                             ---------------                                ------------------
(State or other                                              (Commission File                                (I.R.S. Employer
jurisdiction of                                                   Number)                                     Identification No.)
incorporation)


                                   5901 De Soto Avenue,
                                Woodland  Hills, California                                       91367
                              --------------------------------                                ------------
                           (Address of principal executive offices)                            (Zip Code)


                                                              (818) 668-2100
                                                         -----------------------
                                            (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

At the Youbet.com, Inc. annual meeting of stockholders (the "Annual Meeting") held on June 15, 2006, Youbet's stockholders, upon the recommendation of Youbet's Board of Directors, approved an amendment to the Youbet.com, Inc. Equity Incentive Plan (the "Plan") to
increase the aggregate number of shares authorized for issuance under the Plan by 2.5 million and to clarify the scope of the restrictions on repricing stock options and stock appreciation rights under the Plan.

A summary of the Plan is set forth under Proposal No. 2 in Youbet's definitive proxy statement for the Annual Meeting filed with the
Securities and Exchange Commission on May 12, 2006.  The foregoing description of the amendment to the Plan and the summary of the
Plan set forth under Proposal No. 2 in Youbet's definitive proxy statement are qualified by reference to the full text of the Plan and of Amendment Number One to the Plan incorporated by reference into or filed with this report as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 8.01.        Other Events.

At the Annual Meeting, Youbet's stockholders elected Steven C. Good to Youbet's Board of Directors and also re-elected the seven incumbent director nominees.  On June 15, 2006, Youbet issued a press release announcing the election of Mr. Good to the Board of
Directors.  A copy of this press release is filed with this report as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Not Applicable.

                  (d)      Exhibits:

                           10.1    Youbet.com, Inc. Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to Youbet's
                                   Form S-3, SEC File No. 333-126131).

                           10.2    Amendment Number One to the Youbet.com, Inc. Equity Incentive Plan.

                           99.1    Press release dated June 15, 2006.


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                                                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                                       YOUBET.COM, INC.





Date:  June 16, 2006                                                   By: /s/ Gary W. Sproule
                                                                           ------------------------------
                                                                           Gary W. Sproule
                                                                           Chief Financial Officer


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                                                                                                                  Exhibit 10.2


                                                        Amendment Number One
                                                                to the
                                                Youbet.com, Inc. Equity Incentive Plan


Pursuant to the power reserved to the Board of Directors of Youbet.com, Inc. (the "Company") under Section 13.1 of the Youbet.com,
Inc. Equity Incentive Plan (the "Plan"), the Plan hereby is amended to increase the number of shares available for grant under the
Plan and to clarify the Plan's provisions on repricing stock options and stock appreciation rights as follows:


                                                                  1.


Section 4.1 of the Plan, entitled "Shares Subject to the Plan," shall be amended by deleting the first sentence thereof and by substituting in its place the following:

           Subject to adjustment as provided in Section 5.2, the maximum number of Shares which may be issued under the Plan shall be Eleven Million, Seven Hundred Fifty Thousand (11,750,000) Shares, which includes Nine Million, Two Hundred
           Fifty Thousand (9,250,000) Shares authorized for issuance prior to the June 15, 2006 amendment to the Plan.


                                                                  2.


Section 13.1 of the Plan, entitled "Amendment," shall be clarified by deleting the last sentence thereof and by substituting in its place the following:

           The Board shall not amend the Plan to permit a transaction that would have the effect of repricing an Option or
           Stock Appreciation Right without obtaining shareholder approval of such amendment. For this purpose "repricing"
           means (i) any transaction that would have the effect of repricing an Option or Stock Appreciation Right under applicable financial accounting standards, or (ii) with respect to an Option or a Stock Appreciation Right with an exercise price equal to or greater than the fair market value of the underlying stock, either the Company's cancellation of such Option or Stock Appreciation Right in exchange for another Award or the Company's purchase of such Option or Stock Appreciation Right for cash.


                                                                  3.


This Amendment Number One to the Plan shall be effective as of June 15, 2006; provided, however, that the first amendment of this
Amendment Number One is subject to approval by the shareholders of the Company at the annual meeting of stockholders of the Company scheduled for June 15, 2006.



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                                                                                                                   Exhibit 99.1




For more information contact:
Gary Sproule                                                                                                         Richard Land
Chief Financial Officer                                                                                              David Jacoby
Youbet.com, Inc.                                                                                   Jaffoni & Collins Incorporated
818/668-2100                                                                                        212/835-8500 or ubet@jcir.com


FOR IMMEDIATE RELEASE


                                        STEVEN C. GOOD ELECTED TO YOUBET.COM BOARD OF DIRECTORS

                                   - Experienced Executive to Serve as Chairman of Audit Committee -

Woodland Hills, California, June 15, 2006 -- Youbet.com, Inc. (NASDAQ: UBET) announced that at today's Annual Meeting, stockholders elected Steven C. Good, 64, to the Company's Board of Directors.  Mr. Good replaces departing board member, Robert E. Brierley, who elected not to stand for reelection in order to focus on other business commitments.  Mr. Good will also succeed Mr. Brierley as
Chairman of Youbet's Audit Committee.


At the Annual Meeting, stockholders also reelected all of the Company's seven other directors.  Accordingly, the size of Youbet's
Board of Directors remains at eight members, six of whom are considered "independent" according to the corporate governance rules of the Nasdaq Stock Market.


Mr. Good is a senior partner in the certified public accounting firm of Good, Swartz, Brown & Berns.  Mr. Good also founded CU
Bancorp, a California state chartered bank with $525 million in deposits and branches in the San Fernando Valley and Beverly Hills, and served as its Chairman from 1982 through 1992.  Mr. Good co-founded the accounting firm Block, Good and Gagerman in 1976.  Mr.
Good brings to his role as a Youbet board member extensive experience in merger and acquisition transactions and business valuations.  He currently serves on the board of directors of OSI Systems, Inc. (NASDAQ: OSIS), Big Dog Holdings, Inc. (NASDAQ:
BDOG), California Pizza Kitchen, Inc. (NASDAQ: CPKI), Kayne Anderson MLP Investment Company (NYSE: KYN), and Kayne Anderson Energy
Total Return Fund, Inc. (NYSE: KYE).  Mr. Good is also active in numerous charitable organizations and is a member of the American
Institute of Certified Public Accountants, the National Association of Accountants, the California Society of Certified Public
Accountants and the Nevada State Board of Accountancy.


Charles F. Champion, Chairman, President and CEO of Youbet, commented on the appointment, "Youbet's Board will benefit from Steven's extensive business experience and position as a board member of several other public companies.  Steven's wealth of knowledge on acquisitions and business valuations will also serve the company well as we continue to pursue acquisitions that could broaden our product line and further diversify our sources of revenue.  Additionally, with over thirty years of relevant accounting experience, he is a highly qualified choice to chair our Audit Committee.


"On behalf of the Board of Directors, our management team and the company's shareholders, I would like to take this opportunity to thank Robert Brierley for his contributions to the Board during these past two years."


About Youbet.com
Youbet.com is a diversified provider of technology and pari-mutuel horse racing content for consumers through Internet and telephone platforms and is a leading supplier of totalizator systems, terminals and other pari-mutuel wagering services and systems to the pari-mutuel industry through its United Tote subsidiary.  Youbet.com's International Racing Group subsidiary is the only pari-mutuel rebate provider to be licensed by a U.S. racing regulatory jurisdiction.


Youbet.com's website offers members the ability to watch and, in most states, wager on the widest variety of horse racing content available worldwide.  Through this platform, Youbet offers members commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering, race replays, simultaneous multi-race viewing and value-added handicapping products.  Youbet.com's Players TrustSM revolutionized advanced deposit wagering by placing player deposits in the custody of a major U.S. financial institution.  The Youbet Advantage(TM) Player Rewards Program is the only player incentive program of its kind in the U.S. pari-mutuel market; and Youbet's play-for-points racing education website - www.Youbet.net - is helping to attract new fans to racing.  Youbet.com is an official online wagering platform of Churchill Downs Incorporated and the Kentucky
Derby and is the exclusive provider of horse racing content for CBS SportsLine.com.  More information on Youbet.com can be found at
www.youbet.com.


Forward Looking Statements
This press release contains certain forward-looking statements. Statements containing expressions such as "may," "will," "project,"
"might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," potential," "continue" or "pursue," or the negative or other variations thereof or comparable terminology used in Youbet's press releases and in its reports filed with the
Securities and Exchange Commission are intended to identify forward-looking statements. These forward-looking statements, which are included in accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause Youbet's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release.


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Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. From time to time, these risks, uncertainties and other factors are discussed in Youbet's filings with the Securities and Exchange Commission. Such factors include, without limitation, the following: our successful integration of United Tote; the timely development and market acceptance of new products and technologies; our ability to secure financing on terms acceptable to us; our ability to control operating expenses;
increased competition in the advance deposit wagering business; a decline in the public acceptance of wagering; wagering ceasing to be approved in jurisdictions where Youbet currently operates; the limitation, conditioning or suspension of any of Youbet's licenses; increases in or new taxes imposed on wagering revenues; and a decline in the general economy. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.


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